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                                                                    EXHIBIT 24.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 7, 1997 included in U.S. Xpress Enterprises, Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.



     Chattanooga, Tennessee
     October 9, 1997